================================================================================

                         PROGRESSIVE RETURN FUND, INC.
















                                 ANNUAL REPORT
                               DECEMBER 31, 2000

================================================================================

CONTENTS

Letters to Shareholders ...................................................    1
Portfolio Summary .........................................................    4
Schedule of Investments ...................................................    5
Statement of Assets and Liabilities .......................................    7
Statement of Operations ...................................................    8
Statement of Changes in Net Assets ........................................    9
Financial Highlights ......................................................   10
Notes to Financial Statements .............................................   11
Report of Independent Accountants .........................................   16
Results of Annual and Special Meeting of Shareholders .....................   17
Tax Information ...........................................................   18
Description of Amended and Restated Dividend Reinvestment Plan ............   19
Summary of General Information ............................................   21
Shareholder Information ...................................................   21



================================================================================

LETTER TO SHAREHOLDERS


                                                       January 29, 2001

Dear Fellow Shareholders:

This report contains investment results and market commentary for Progressive Return Fund, Inc. (the "Fund"), previously known as The Portugal Fund, Inc., for the annual reporting period ended December 31, 2000. As you can see by the year-end portfolio, the Fund is well on its way in the transition from investing primarily in securities of Portuguese issuers to a broader focus including securities from both U.S. and non-U.S. issuers. The Morgan Stanley Capital International Portugal Index declined 9.9% for the year while the Fund's Net Asset Value per share ("NAV"), adjusted for distributions, declined 18.11%.

Since the inception of The Portugal Fund, Inc. over ten years ago, both the country and its markets have undergone tremendous change as Portugal moved from emerging markets to full European Union membership. In light of many of these changes, the Fund's Board of Directors had been concerned with the risks of continued concentration in a single country. They determined that our stockholders would benefit from the expansion of the investment focus into more diversified, liquid, and efficient capital markets than had been the case. As a result, they recommended modifications to the Fund's investment objective, strategies, and fundamental policies to provide a broader universe of potential portfolio securities. These recommendations were presented to and ratified by shareholders in a special meeting in December of 2000.

The Board is committed to using the Fund's unique advantages to enhance long-term capital appreciation. The recent shareholder-mandated changes allow the investment manager greater flexibility to focus the portfolio strategically into investments both in the U.S. and around the world. The Fund share buy-back program continues to provide extra return to long-term shareholders. Through December 31, 2000, the Fund has repurchased 923,000 shares at a discount to NAV, representing more than 17.23% of the shares outstanding at the start of the program in October 1998. These steps coupled with a focus on further expense reduction lead us toward our goal of increased shareholder value.

We believe that Progressive Return Fund, Inc. is positioned to continue producing excellent returns for the long-term investor. We thank you for your continued support and confidence and we look forward to serving you in the future.

Sincerely,



/S/ RALPH W. BRADSHAW
---------------------
Ralph W. Bradshaw
Chairman



================================================================================

LETTER TO SHAREHOLDERS

Review of the Portuguese Equity Market in 2000
By Credit Suisse Asset Management, LLC

                                                       January 16, 2001

Dear Shareholders:

As measured by the Morgan Stanley Capital International Portugal Index ("MSCI Portugal Index"), the Portuguese equity market fell 9.9% in United States dollar terms during 2000. Despite the market's decline in absolute terms, it is worthwhile to point out that Portugal actually outperformed most other world equity markets, whether developed or emerging.

Much of the influence on Portuguese equities throughout the year came from big-picture external forces. Perhaps the most important of these were the slowing trend in global macroeconomic growth and a worldwide correction in stocks of the high-growth technology/media/telecommunications industries (collectively known as "TMT").

-- Slowing global macroeconomic growth. As the year progressed, data reported by the U.S. and major European countries increasingly indicated that their respective economies were slowing down at a faster pace than previously expected. That, in turn, had negative implications for interest rates. By year-end, the momentum of deceleration was such that many market observers were openly wondering whether the U.S.--whose economy and equities had been engines of growth for their global counterparts in the latter half of the 1990s-was headed for a recession. It was only natural for stock prices to fall as a result of this kind of sentiment, and Portugal's did so accordingly.

-- TMT correction. Since TMT names account for approximately 40% of the capitalization of the broad Portuguese market, their directional trend can help to move the entire market similarly. In the first quarter of 2000, for instance, global euphoria about the outlook for TMT companies was one of the major drivers that sent the MSCI Portugal Index up 2.1%. It was also in the first quarter that Portugal Telecom, S.A., the nation's dominant telecom provider and its single biggest stock, spun off its Internet and cable television operations into a new publicly traded entity named PT Multimedia-Servicos de Telecomunicacoes e Multimedia S.G.P.S. Other large Portuguese companies in similar businesses either did the same or announced plans to do so.

     By March, however, global TMT fever had begun to subside, and share prices headed south for the rest of the year. Investors sold in response to the wide discrepancy between lofty TMT valuations and the companies' questionable prospects in a period of macroeconomic deceleration, anxiety about the high cost of new licenses for wireless transmission in the U.K. and Germany, and a rising tide of announcements that companies would not meet consensus expectations for revenues and earnings.

Other external elements impacting the Portuguese market included weakness in the euro, rising oil prices and developments in Brazil. The euro slid versus the U.S. dollar for most of the year and, from its high on January 6 to its bottom on October 26, fell 21.0%. For the year as a whole, the euro lost some 6.3%. While this was good news for Portuguese exporters, it nonetheless hurt domestic consumption, reduced dollar-denominated equity returns and forced the European Central Bank to raise pan-European interest rates.


================================================================================

Portugal imports most of the oil that it uses. This means that the Portuguese economy is very vulnerable to sharp spikes in oil prices, which is exactly what happened in 2000. Oil rose for much of the year and peaked at nearly $38.00 per barrel in mid-September as a result of heightening tensions in the Middle East. In Portugal, this contributed negatively both to general consumer demand and the nation's inflation rate. As for Brazil, numerous Portuguese companies have significant relationships or operations there, and nervousness about Brazil at various times tarred Portuguese stocks by association.

Domestically, the market was affected by a combination of mixed fundamental data, poor earnings results from certain high-profile companies (e.g., the retailer Jeronimo Martins S.G.P.S., S.A.), and the effects of a substantial supply of new equity from the government's privatization program. Inflation data were not particularly good, and lower than might otherwise have been the case due to subsidies on gasoline. The latter also meaningfully contributed to renewed weakness in consumer confidence.

Notable corporate activity had both positive and negative effects on share prices:

-- On the positive side, there was a fair amount of actual and rumored consolidation among Portuguese retailers and financial institutions.

-- Cimpor-Cimentos de Portugal, S.G.P.S., S.A. ("Cimpor"), the largest Portuguese cement producer and a leading blue-chip stock, received an unsolicited takeover bid in the second quarter. The government, which owns a controlling stake in Cimpor, rejected the bid and currently expects to sell the balance of its equity by the middle of this year. Cimpor shares rose significantly between the date of the bid and the end of the year.

-- The government sold parts of its stakes in Portugal Telecom, S.A. and the giant electric utility, Electricidade de Portugal, S.A. In each case, the resulting increase in shares outstanding dampened investors' near-term optimism both about the companies themselves and the market in general.

Sincerely,



/S/ RICHARD W. WATT
-------------------
Richard W. Watt
Former Chief Investment Officer



================================================================================

--------------------------------------------------------------------------------
PROGRESSIVE RETURN FUND, INC.
PORTFOLIO SUMMARY - AS OF DECEMBER 31, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

TOP TEN, BY SECTOR
                                                                     Percent of
        Sector                                                       Net Assets
--------------------------------------------------------------------------------
1.      Commercial Banks-Non-U.S.                                        6.3
--------------------------------------------------------------------------------
2.      Medical-Drugs                                                    2.9
--------------------------------------------------------------------------------
3.      Diversified Manufacturing Operations                             2.5
--------------------------------------------------------------------------------
4.      Finance-Mortgage Loan/Banker                                     1.9
--------------------------------------------------------------------------------
5.      Multi-Line Insurance                                             1.8
--------------------------------------------------------------------------------
6.      Telephone-Integrated                                             1.5
--------------------------------------------------------------------------------
7.      Networking Products                                              1.3
--------------------------------------------------------------------------------
8.      Applications Software                                            1.3
--------------------------------------------------------------------------------
9.      Oil Companies-Integrated                                         1.3
--------------------------------------------------------------------------------
10.     Super-Regional Banks-U.S.                                        1.2
--------------------------------------------------------------------------------



TOP TEN HOLDINGS, BY ISSUER
                                                                      Percent of
    Holding                                       Sector              Net Assets
--------------------------------------------------------------------------------
1.  Banco Comercial Portugues, S.A.       Commercial Banks-Non-U.S.       5.2
--------------------------------------------------------------------------------
2.  Freddie Mac                           Finance-Mortgage Loan/Banker    1.3
--------------------------------------------------------------------------------
3.  Cisco Systems, Inc.                   Networking Products             1.3
--------------------------------------------------------------------------------
4.  ING Groep N.V.                        Multi-Line Insurance            1.3
--------------------------------------------------------------------------------
5.  Wells Fargo & Co.                     Super-Regional Banks-U.S.       1.2
--------------------------------------------------------------------------------
6.  Wal-Mart Stores, Inc.                 Retail-Discount                 1.2
--------------------------------------------------------------------------------
7.  Siemens AG                            Diversified Manufacturing
                                              Operations                  1.1
--------------------------------------------------------------------------------
8.  Banco Santander Central Hispano S.A.  Commercial Banks-Non-U.S.       1.1
--------------------------------------------------------------------------------
9.  The Home Depot, Inc.                  Retail-Building Products        1.1
--------------------------------------------------------------------------------
10. Eli Lilly & Co.                       Medical-Drugs                   1.1
--------------------------------------------------------------------------------




================================================================================

--------------------------------------------------------------------------------
PROGRESSIVE RETURN FUND, INC.
SCHEDULE OF INVESTMENTS - DECEMBER 31, 2000
--------------------------------------------------------------------------------
                                                            No. of      Value
Description                                                 Shares     (Note A)
--------------------------------------------------------------------------------

EQUITY SECURITIES - 29.62%
BERMUDA - 0.51%
DIVERSIFIED MANUFACTURING OPERATIONS - 0.51%
Tyco International Ltd. ..........................
(cost  - $280,512) ...............................          5,000    $   277,500
                                                                     -----------
GERMANY - 1.14%
DIVERSIFIED MANUFACTURING OPERATIONS - 1.14%
Siemens AG, ADR (cost - $549,275) ................          4,800        627,523
                                                                     -----------
JAPAN - 1.64%
AUTO-CARS/LIGHT TRUCKS - 0.80%
Toyota Motor Corp., ADR ..........................          7,000        440,650
                                                                     -----------
ELECTRONIC COMPONENTS-MISCELLANEOUS - 0.84%
Kyocera Corp., ADR ...............................          4,300        456,606
                                                                     -----------
Total Japan (cost - $1,116,559) ..................                       897,256
                                                                     -----------
NETHERLANDS - 2.31%
FOOD-MISCELLANEOUS/DIVERSIFIED - 0.51%
Unilever N.V., NY Shares, ADR ....................          4,500        283,219
                                                                     -----------
MULTI-LINE INSURANCE - 1.30%
ING Groep N.V., ADR ..............................          8,900        713,113
                                                                     -----------
OIL COMPANIES-INTEGRATED - 0.50%
Royal Dutch Petroleum Co., NY
Shares, ADR ......................................          4,500        272,531
                                                                     -----------
Total Netherlands (cost - $1,119,210) ............                     1,268,863
                                                                     -----------
PORTUGAL - 5.51%
CERAMIC PRODUCTS - 0.33%
Fabrica de Porcelana Vista
Alegre, S.A.+ ....................................         21,319        180,043
                                                                     -----------
COMMERCIAL BANKS-NON-U.S. - 5.18%
Banco Comercial Portugues, S.A.,
Series A .........................................         29,000      2,842,000
                                                                     -----------
Total Portugal (cost - $2,024,715) ...............                     3,022,043
                                                                     -----------
SPAIN - 1.92%
COMMERCIAL BANKS-NON-U.S. - 1.12%
Banco Santander Central
Hispano S.A., ADR ................................         58,100        613,681
                                                                     -----------
TELEPHONE-INTEGRATED - 0.80%
Telefonica, S.A., ADR ............................          8,800        440,000
                                                                     -----------
Total Spain (cost - $1,013,886) ..................                     1,053,681
                                                                     -----------




                                                             No. of      Value
Description                                                 Shares     (Note A)
--------------------------------------------------------------------------------


UNITED STATES - 16.59%
APPLICATIONS SOFTWARE - 1.29%
Microsoft Corp.+ .................................          8,000    $   347,000
Siebel Systems, Inc.+ ............................          5,300        358,413
                                                                     -----------
                                                                         705,413
                                                                     -----------
CLOSED-END FUNDS - 0.05%
John Hancock Bank & Thrift
Opportunity Fund+ ................................          3,000         26,625
                                                                     -----------
COMPUTERS - 0.95%
Compaq Computer Corp. ............................         18,100        272,405
Sun Microsystems, Inc.+ ..........................          9,000        250,875
                                                                     -----------
                                                                         523,280
                                                                     -----------
DIVERSIFIED MANUFACTURING OPERATIONS - 0.88%
General Electric Co. .............................         10,100        484,169
                                                                     -----------
ELECTRIC-INTEGRATED - 0.70%
Duke Energy Corp. ................................          4,500        383,625
                                                                     -----------
FINANCE-MORTGAGE LOAN/BANKER - 1.94%
Fannie Mae .......................................          4,000        347,000
Freddie Mac ......................................         10,400        716,300
                                                                     -----------
                                                                       1,063,300
                                                                     -----------
MEDICAL-DRUGS - 2.87%
Eli Lilly & Co. ..................................          6,200        576,988
Merck & Co., Inc. ................................          4,500        421,313
Pfizer Inc. ......................................         12,500        575,000
                                                                     -----------
                                                                       1,573,301
                                                                     -----------
MEDICAL INSTRUMENTS - 0.33%
Medtronic, Inc. ..................................          3,000        181,125
                                                                     -----------
METAL-ALUMINUM - 0.26%
Alcoa Inc. .......................................          4,200        140,700
                                                                     -----------
MULTI-LINE INSURANCE - 0.54%
American International Group, Inc. ...............          3,000        295,688
                                                                     -----------
NETWORKING PRODUCTS - 1.30%
Cisco Systems, Inc.+ .............................         18,700        715,275
                                                                     -----------
OIL COMPANIES-INTEGRATED - 0.77%
Chevron Corp. ....................................          5,000        422,187
                                                                     -----------


================================================================================
                                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
PROGRESSIVE RETURN FUND, INC.
SCHEDULE OF INVESTMENTS - DECEMBER 31, 2000 (CONTINUED)
--------------------------------------------------------------------------------
                                                            No. of      Value
Description                                                 Shares     (Note A)
--------------------------------------------------------------------------------


RETAIL-BUILDING PRODUCTS - 1.07%
The Home Depot, Inc. .............................         12,800    $   584,800
                                                                     -----------
RETAIL-DISCOUNT - 1.17%
Wal-Mart Stores, Inc. ............................         12,100        642,812
                                                                     -----------
RETAIL-DRUG STORES - 0.23%
Walgreen Co. .....................................          3,000        125,437
                                                                     -----------
RETAIL-REGIONAL DEPARTMENT STORES - 0.33%
Kohl's Corp.+ ....................................          3,000        183,000
                                                                     -----------
SUPER-REGIONAL BANKS-U.S. - 1.21%
Wells Fargo & Co. ................................         11,900        662,681
                                                                     -----------




                                                            No. of      Value
Description                                                 Shares     (Note A)
--------------------------------------------------------------------------------

TELEPHONE-INTEGRATED - 0.70%
SBC Communications Inc. ..........................          8,000    $   382,000
                                                                     -----------
Total United States
(cost - $9,617,618) ..............................                     9,095,418
                                                                     -----------
TOTAL INVESTMENTS - 29.62%
(cost - $15,721,775) (Notes A, C) ................                    16,242,284

CASH AND OTHER ASSETS IN EXCESS
OF LIABILITIES - 70.38% ..........................                    38,597,968
                                                                     -----------
NET ASSETS - 100.00% .............................                   $54,840,252
                                                                     ===========
--------------------------------------------------------------------------------
+    Security is non-income producing.
ADR  American Depositary Receipts.



================================================================================
See accompanying notes to financial statements.

--------------------------------------------------------------------------------
PROGRESSIVE RETURN FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES-- DECEMBER 31, 2000
--------------------------------------------------------------------------------

ASSETS

Investments, at value (Cost $15,721,775) (Note A) ............     $ 16,242,284
Cash (Note A) ................................................       43,152,888
Dividends receivable .........................................            2,795
Prepaid expenses and other assets ............................            6,508
                                                                   ------------
Total Assets .................................................       59,404,475
                                                                   ------------
LIABILITIES

Payables:
        Investments purchased ................................        4,322,392
        Investment advisory fees (Note B) ....................          139,391
        Administration fee (Note B) ..........................            6,974
        Other accrued expenses ...............................           95,466
                                                                   ------------
Total Liabilities ............................................        4,564,223
                                                                   ------------
NET ASSETS
        (applicable to 4,432,416 shares
        of common stock outstanding) .........................     $ 54,840,252
                                                                   ============
NET ASSET VALUE PER SHARE
        ($54,840,252 / 4,432,416) ............................     $      12.37
                                                                   ============
NET ASSETS CONSISTS OF
Capital stock, $0.001 par value;
        4,432,416 shares issued and outstanding
        (100,000,000 shares authorized) ......................     $      4,432
Paid-in capital ..............................................       62,101,752
Accumulated net realized loss on investments
        and foreign currency related transactions ............       (7,786,448)
Net unrealized appreciation in value of
        investments and translation of other assets
        and liabilities denominated in foreign currency ......          520,516
                                                                   ------------
Net assets applicable to shares outstanding ..................     $ 54,840,252
                                                                   ============






================================================================================
                                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
PROGRESSIVE RETURN FUND, INC.
STATEMENT OF OPERATIONS -- FOR THE YEAR ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------

INVESTMENT LOSS
Income (Note A):
        Dividends ...........................................      $  1,704,025
        Interest ............................................           170,977
        Less : Foreign taxes withheld .......................          (247,465)
                                                                   ------------
        Total Investment Income .............................         1,627,537
                                                                   ------------

Expenses:
        Investment advisory fees (Note B) ...................           803,941
        Legal fees (Note F) .................................           406,608
        Custodian fees ......................................           120,852
        Printing ............................................           118,358
        Administration fees (Note B) ........................            86,426
        Accounting fees .....................................            66,910
        Directors' fees .....................................            53,251
        Transfer agent fees .................................            39,825
        Audit ...............................................            39,609
        NYSE listing fees ...................................            16,225
        Insurance ...........................................             9,439
        Other ...............................................            31,305
                                                                   ------------
        Total Expenses ......................................         1,792,749
        Less: Fee waivers (Note B) ..........................          (126,587)
                                                                   ------------
                Net Expenses ................................         1,666,162
                                                                   ------------
        Net Investment Loss .................................           (38,625)
                                                                   ------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
AND FOREIGN CURRENCY RELATED TRANSACTIONS

Net realized gain/(loss) from:
        Investments .........................................        (7,166,551)
        Foreign currency related transactions ...............            26,121
        Reimbursement from adviser ..........................            86,640
Net change in unrealized appreciation  in
        value of investments and translation
        of other assets and liabilities
        denominated in foreign currency .....................        (7,125,666)
                                                                   ------------
Net realized and unrealized loss on investments
        and foreign currency related
        transactions ........................................       (14,179,456)
                                                                   ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ........      $(14,218,081)
                                                                   ============




================================================================================
See accompanying notes to financial statements.

--------------------------------------------------------------------------------
PROGRESSIVE RETURN FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                       For the Years Ended December 31,
                                                       --------------------------------
                                                             2000            1999
                                                             ----            ----
DECREASE IN NET ASSETS
Operations:
        Net investment income/(loss) ................   $    (38,625)   $    500,733
        Net realized gain/(loss) on
           investments and foreign currency
           related transactions .....................     (7,140,430)      6,244,000
        Reimbursement from adviser ..................         86,640            --
        Net change in unrealized appreciation
           in value of investments and translation
           of other assets and liabilities
           denominated in foreign currency ..........     (7,125,666)    (11,560,816)
                                                        ------------    ------------
           Net decrease in net assets resulting
              from operations .......................    (14,218,081)     (4,816,083)
                                                        ------------    ------------

Dividends and distributions to shareholders (Note A):
        Net investment income .......................         (3,607)       (423,895)
        Net realized gain on investments and
           foreign currency related transactions ....     (1,168,685)    (10,785,025)
                                                        ------------    ------------
                Total dividends and distributions
                   to shareholders ..................     (1,172,292)    (11,208,920)
                                                        ------------    ------------

Capital share transactions (Note E):
        Cost of 651,800 and 271,200 shares
           repurchased, respectively ................     (8,378,956)     (3,448,980)
                                                        ------------    ------------
                Total decrease in net assets ........    (23,769,329)    (19,473,983)
                                                        ------------    ------------
NET ASSETS
Beginning of year ...................................     78,609,581      98,083,564
                                                        ------------    ------------

End of year (including undistributed
        net investment income
        of $3,315 at December 31, 1999) .............   $ 54,840,252    $ 78,609,581
                                                        ============    ============




================================================================================
                                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
PROGRESSIVE RETURN FUND, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.
--------------------------------------------------------------------------------

                                                             For the Years Ended December 31,
                                           ----------------------------------------------------------
                                              2000            1999             1998            1997            1996
                                              ----            ----             ----            ----            ----

PER SHARE OPERATING
PERFORMANCE

Net asset value, beginning
of year ................................   $   15.46       $   18.31       $   19.45       $    17.43       $   13.29
                                           ---------       ---------       ---------       ----------       ---------
Net investment income/(loss) ...........       (0.01)#          0.09#           0.12             0.05            0.11
Net realized and unrealized
gain/(loss) on investments
and foreign currency
related transactions ...................       (3.17)          (0.90)           4.43+            6.11+           4.11
                                           ---------       ---------       ---------       ----------       ---------
Net increase/(decrease)in net
assets resulting
from operations ........................       (3.18)          (0.81)           4.55             6.16            4.22
                                           ---------       ---------       ---------       ----------       ---------
Dividends and distributions
to shareholders:
        Net investment income ..........         --*           (0.08)          (0.07)           (0.01)          (0.08)
        Net realized gain on investments
and foreign currency related
transactions ...........................       (0.26)          (2.08)          (5.62)           (4.13)           --
                                           ---------       ---------       ---------       ----------       ---------
Total dividends and distributions
to shareholders ........................       (0.26)          (2.16)          (5.69)           (4.14)          (0.08)
                                           ---------       ---------       ---------       ----------       ---------
Anti-dilutive effect due to
capital shares repurchased .............        0.35            0.12            --               --              --
                                           ---------       ---------       ---------       ----------       ---------
Net asset value, end of year ...........   $   12.37       $   15.46       $   18.31       $    19.45       $   17.43
                                           ==========      ==========      ==========      ===========      ==========
Market value, end of year ..............   $    9.500      $   13.063      $   15.625      $    15.813      $   13.750
                                           ==========      ==========      ==========      ===========      ==========
Total investment return (a) ............      (27.27)%         (1.84)%         32.56%           43.21%          24.28%
                                           ==========      ==========      ==========      ===========      ==========
Ratios/Supplemental
DATA
Net assets, end of year
(000 omitted) ..........................   $  54,840       $  78,609       $  98,084       $  103,444       $  92,399
Ratio of expenses to average
net assets, net of fee waivers .........        2.46%           2.10%           1.50%            1.56%           1.62%
Ratio of expenses to
average net assets,
excluding fee waivers ..................        2.65%           2.28%           1.66%            1.73%           1.81%
Ratio of net investment
income/(loss) to average
net assets .............................       (0.06)%          0.59%           0.51%            0.23%           0.75%
Portfolio turnover rate ................       38.13%          39.60%          48.52%           72.25%          35.94%






                                                           For the Years Ended December 31,
                                           ----------------------------------------------------------
                                              1995             1994           1993              1992           1991
                                              ----             ----           ----              ----           ----

PER SHARE OPERATING
PERFORMANCE

Net asset value, beginning
of year ................................   $   14.33       $   12.52       $    8.90       $   10.77       $   10.96
                                           ---------       ---------       ---------       ---------       ---------
Net investment income/(loss) ...........        0.17            0.06            0.07            0.11            0.13
Net realized and unrealized
gain/(loss) on investments
and foreign currency
related transactions ...................       (1.03)           1.81            3.55           (1.92)          (0.21)
                                           ---------       ---------       ---------       ---------       ---------
Net increase/(decrease)in net
assets resulting
from operations ........................       (0.86)           1.87            3.62           (1.81)          (0.08)
                                           ---------       ---------       ---------       ---------       ---------
Dividends and distributions
to shareholders:
        Net investment income ..........       (0.15)          (0.06)            --            (0.06)          (0.11)
        Net realized gain on investments
and foreign currency related
transactions ...........................       (0.03)           --               --              --              --
                                           ---------       ---------       ---------       ---------       ---------
Total dividends and distributions
to shareholders ........................       (0.18)          (0.06)            --            (0.06)          (0.11)
                                           ---------       ---------       ---------       ---------       ---------
Anti-dilutive effect due to
capital shares repurchased .............        --              --               --              --              --
                                           ---------       ---------       ---------       ---------       ---------
Net asset value, end of year ...........   $   13.29       $   14.33       $   12.52       $    8.90       $   10.77
                                           ==========      ==========      ==========      ==========      ==========
Market value, end of year ..............   $   11.125      $   13.875      $   14.125      $    8.000      $    9.750
                                           ==========      ==========      ==========      ==========      ==========
Total investment return (a) ............      (18.65)%         (1.35)%         76.56%         (17.34)%          6.58%
                                           ==========      ==========      ==========      ==========      ==========
Ratios/Supplemental
DATA
Net assets, end of year
(000 omitted) ..........................   $  70,431       $  75,908       $  66,351       $  47,134       $  57,036
Ratio of expenses to average
net assets, net of fee waivers .........        1.58%           1.41%           1.97%           1.92%           1.96%
Ratio of expenses to
average net assets,
excluding fee waivers ..................        1.76%           1.59%           2.00%            --              --
Ratio of net investment
income/(loss) to average
net assets .............................        1.18%           0.43%           0.66%           1.07%           1.20%
Portfolio turnover rate ................       35.73%          15.47%          24.47%          39.07%          13.31%



     + Includes $0.02 and $0.01 per share decrease to the Fund's net asset value resulting from the dilutive impact of shares issued pursuant to the Fund's dividend reinvestment plan in 1998 and 1997, respectively.
     #    Based on average shares outstanding.
     *    Amount is less than $0.01 per share.
     (a) Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program. Total investment return does not reflect brokerage commissions.



================================================================================
See accompanying notes to financial statements.

--------------------------------------------------------------------------------
PROGRESSIVE RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE A. SIGNIFICANT ACCOUNTING POLICIES
The Portugal Fund, Inc. (the "Fund") was incorporated in Maryland on August 11, 1989 and commenced investment operations on November 9, 1989. At a special Board of Directors (the "Board") meeting held on October 6, 2000, the Board approved a change in the name of the Fund to Progressive Return Fund, Inc., subject to stockholder approval of the proposal described below, at the Special Meeting of Stockholders (the "Meeting") held on December 15, 2000. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, diversified management investment company.

At the Meeting held on December 15, 2000, the stockholders approved a proposal to change the investment objective of the Fund to seek total return, consisting of capital appreciation and current income by investing primarily all of its assets in equity and U.S. dollar denominated debt securities of U.S. and non-U.S. issuers whose securities trade on a U.S. securities exchange or over the counter or as American Depositary Receipts or other forms of depositary receipts such as International Depositary Receipts which trade in the United States. Up to 15% of the Fund's assets may be invested in non-U.S. equity securities not listed or traded in the U.S. and non-U.S. dollar denominated debt securities.

Prior to December 15, 2000, the Fund had generally invested at least 75% of its assets in Portuguese equity and debt securities. The remainder of the Fund's assets were permitted to be invested in non-Portuguese equity and debt securities of corporate and government entities and for cash management purposes, short-term instruments.

The following is a summary of significant accounting policies consistently followed by the Fund:


MANAGEMENT ESTIMATES: The preparation of financial statements in accordance with generally accepted accounting principles in the United States of America requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. All equity securities are valued at the closing price on the exchange or market on which the security is primarily traded ("Primary Market"). If the security did not trade on the Primary Market, it shall be valued at the closing price on another exchange where it trades. If there are no such sale prices, the value shall be the most recent bid, and if there is no bid, the security shall be valued at the most recent asked. If no pricing service is available and there are more than two dealers, the value shall be the mean of the highest bid and lowest ask. If there is only one dealer, then the value shall be the mean if bid and ask are available, otherwise the value shall be the bid. All other securities and assets are valued as determined in good faith by the Board of Directors. Short-term investments having a maturity of 60 days or less are valued on the basis of amortized cost. The Board of Directors has established general guidelines for calculating fair value of not readily marketable securities. At December 31, 2000, the Fund held no securities valued in good faith by the Board of Directors. The net asset value per share of the Fund is calculated on each business day with the exception of those days on which the New York Stock Exchange is closed.



================================================================================

--------------------------------------------------------------------------------
PROGRESSIVE RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

CASH: Deposits held at Brown Brothers Harriman & Co., the Fund's custodian, in a variable rate account are classified as cash. At December 31, 2000, the interest rate was 5.00% which resets on a daily basis. Amounts on deposit are generally available on the same business day.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. federal income and excise taxes. For U.S. federal income tax purposes, realized capital or foreign exchange losses incurred after October 31, 2000 within the fiscal year are deemed to arise on the first day of the following fiscal year. The Fund elected to defer such capital losses of $6,198,459. The Fund has a capital loss carryforward of $1,587,989 which expires in 2008.

The Fund may be subject to Portuguese corporate income tax at a maximum rate of 17.50% on dividends received from Portuguese corporations. Capital gains realized by the Fund on the sale of securities are exempt from Portuguese tax. The Fund may be subject to foreign withholding taxes with respect to its other foreign investment securities.

FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (I) market value of investment securities, assets and liabilities at the current rate of exchange; and

     (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses in investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

Net currency gains from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currency.

Net realized foreign exchange gains represent foreign exchange gains and losses from transactions in foreign currency and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

================================================================================

--------------------------------------------------------------------------------
PROGRESSIVE RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders, substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

At December 31, 2000, the Fund reclassified within the composition of net assets permanent book/tax differences from accumulated net realized loss on investments and foreign currency related transactions of $6,460 to net investment loss. In addition, the Fund reclassified $32,457 of net investment losses to paid-in-capital.

OTHER: Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

Repatriation of both investment income and capital from Portugal is controlled under regulations, including, in some cases, the need for certain advance government notification or authority. Foreign investment in Portugal by the Fund may be subject to the prior authorization from the Minister of Finance, from the Bank of Portugal or the Portuguese Foreign Trade Institute, depending on the type of investment or subject to the rules concerning public trade offers.

The Portuguese securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. A high proportion of the shares of some Portuguese listed companies are held by a limited number of persons, which may limit the number of shares available for acquisition by the Fund. Restrictions on foreign ownership could also restrict the Fund's ability to acquire shares in certain companies.

NOTE B. AGREEMENTS
At the Fund's Board of Directors meeting held on October 26, 2000, the Board ratified a proposal authorizing the internal management of the Fund's portfolio securities by Messrs. Bradshaw and Clark, both Directors of the Fund. Such proposal was described in a proxy statement and was subsequently approved by the stockholders of the Fund at the Meeting held on December 15, 2000. As a result of their serving as internal managers of the Fund's portfolio, Messrs. Bradshaw and Clark each will receive, as a supplement to their current directors' fees, an amount equal to $80,000 per year. In addition, at the Meeting the Board voted unanimously to accept the provisional resignation of Credit Suisse Asset Management, LLC ("CSAM") and terminate the Investment Advisory Agreement between the Fund and CSAM effective December 31, 2000. Effective February 1, 2001, Mr. Clark resigned from the Board of Directors.

For the year ended December 31, 2000, CSAM served as the Fund's investment adviser with respect to all investments. As compensation for its advisory services, CSAM received from the Fund an annual fee, calculated weekly and paid quarterly, equal to 1.20% of the first $50 million of the Fund's average weekly net assets, 1.15% of the next $50 million and 1.10% of amounts over $100 million. CSAM has agreed to waive its portion of the advisory fee previously payable to the Fund's former sub-adviser calculated weekly, equal to 0.20% of the first $50 million of the Fund's average weekly net assets, 0.15% of the next $50 million and 0.10% of amounts over $100 million. For the year ended December 31, 2000, CSAM earned $803,941 for advisory services, of which CSAM waived $126,587. CSAM also provided certain administrative services to the Fund and was reimbursed by the Fund costs incurred on its behalf through April 28, 2000. For the year ended December 31, 2000, CSAM was reimbursed $4,004 for administrative services rendered to the Fund.

================================================================================

--------------------------------------------------------------------------------
PROGRESSIVE RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's administrator. For the period January 1, 2000 through May 31, 2000, the Fund paid BSFM a monthly fee that was computed weekly at an annual rate of 0.09% of the Fund's average weekly net assets. Effective June 1, 2000, the Fund entered into a new agreement whereby the Fund pays BSFM a monthly fee that is computed weekly at an annual rate of 0.15% of the Fund's average weekly net assets, subject to an annual minimum fee of $75,000. For the year ended December 31, 2000, BSFM earned $82,422 for administrative services.

NOTE C. INVESTMENT IN SECURITIES
For U.S. federal income tax purposes, the cost of securities owned at December 31, 2000 was $15,721,775. Accordingly, the net unrealized appreciation of investments (including investments denominated in foreign currency) of $520,509 was composed of gross appreciation of $1,829,615 for those investments having and excess of value over cost and gross depreciation of $1,309,106 for those investments having an excess of cost over value.

For the year ended December 31, 2000, purchases and sales of securities, other than short-term investments, were $23,642,443 and $71,774,516, respectively.

NOTE D. CREDIT FACILITY
The Fund, together with other funds advised by CSAM, participated in a $350 million committed, unsecured, line of credit facility ("Credit Facility") with Deutsche Bank AG as administrative agent, State Street Bank and Trust Company as operations agent, Bank of Nova Scotia as syndication agent as well as certain other lenders, for temporary or emergency purposes. Under the terms of the Credit Facility, the funds with access to the Credit Facility pay an aggregate commitment fee at a rate of 0.075% per annum on the average daily balance of the Credit Facility that is undisbursed and uncanceled during the preceding quarter allocated among the participating funds in such manner as is determined by the governing Boards of the various funds. In addition, the participating funds will pay interest on borrowing at the Federal Funds rate plus 0.50%. At December 31, 2000 and during the year ended December 31, 2000, the Fund had no borrowings under the Credit Facility.

NOTE E. SHARE REPURCHASE PROGRAM
On October 21, 1998, the Fund announced that its Board of Directors had authorized the repurchase of up to 15% of the Fund's outstanding common stock, for purposes of enhancing shareholder value. The Fund's Board had authorized management of the Fund to repurchase such shares in open market transactions at prevailing market prices from time to time in a manner consistent with the Fund continuing to seek to achieve its investment objectives. The Board's actions were taken in light of the significant discounts at which the Fund's shares were trading. It is intended both to provide additional liquidity to those shareholders that elect to sell their shares and to enhance the net asset value of the shares held by those shareholders that maintain their investment. Effective October 22, 1999, the Fund committed to engage in an enhanced and aggressive repurchase program of the Fund's shares whenever those shares trade at more than a nominal discount to net asset value. Shares will be repurchased




================================================================================
14

--------------------------------------------------------------------------------
PROGRESSIVE RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------


in open market transactions atprevailing market prices from time to time in a manner consistent with the Fund continuing to seek its investment objective. The repurchase program will be subject to review by the Board of Directors of the Fund. For the year ended December 31, 1999, the Fund repurchased 271,200 of its shares for a total cost of $3,448,980 at a weighted average discount of 16.14% from net asset value. The discount of the individual repurchases ranged from 10.20% - 20.34%. For the year ended December 31, 2000, the Fund repurchased 651,800 of its shares for a total cost of $8,378,956 at a weighted average discount of 16.86% from net asset value. The discount of the individual repurchases ranged from 13.30% - 24.20%.

NOTE F. SETTLEMENT OF LEGAL ACTION
In December 2000, the Fund reached a settlement which was approved by the court in the class action lawsuit in which it was a defendant along with CSAM and its former directors (Brautigam v. Priest et al.). As a result, the Fund paid to the plaintiff's attorney $100,000 in fees and expenses and agreed to engage in certain business practices under the agreed settlement. The complaint, initially filed on June 10, 1999 in the United States District Court for the District of Delaware and thereafter transferred to the United States District Court for the Southern District of New York, alleged that the defendants breached their fiduciary duties to the Fund in violation of Sections 36 and 48 of the 1940 Act and Maryland law, by, inter alia, failing to put the interests of the Fund's shareholders before those of others, failing to take steps to reduce or eliminate the discount to net asset value at which shares of the Fund trade, and postponing the annual meeting of the Fund. In addition to plaintiff's attorney's fees mentioned above, the Fund incurred approximately $200,000 in legal expenses as a result of the lawsuit, of which approximately $145,000 was reimbursed to CSAM.

NOTE G. SUBSEQUENT EVENTS
On February 12, 2001, the Fund filed a preliminary proxy statement with the Securities and Exchange Commission (the "SEC") for its Annual Meeting of Stockholders (the "Meeting") to be held on April 19, 2001. At the Meeting, stockholders will be asked to approve a new investment management agreement (the "Cornerstone Agreement") between the Fund and Cornerstone Advisors, Inc. ("Cornerstone"), a newly formed investment adviser. The Cornerstone Agreement was approved by the Board of Directors of the Fund at its meeting on February 9, 2001. Internal management of the Fund will cease upon stockholder approval of the Cornerstone Agreement. The Cornerstone Agreement provides that, for its investment management services, Cornerstone shall earn a fee equal to 1.00% of the Fund's average weekly net assets. Furthermore, the Cornerstone Agreement provides that Cornerstone shall voluntarily agree to limit the Fund's annual operating expenses (excluding interest, taxes, brokerage commissions, legal fees, expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of such Fund's business) to 1.65% (on an annualized basis) of the Fund's average net assets for the fiscal period April 19, 2001 (subject to stockholder approval of the Cornerstone Agreement) through December 31, 2001.


================================================================================

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------


To the Board of Directors and Shareholders of Progressive Return Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Progressive Return Fund, Inc. (the "Fund") at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the ten years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation, We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provided a reasonable basis for our opinion.


PricewaterhouseCoopers LLP

Two Commerce Square
Philadelphia, Pennsylvania
February 16, 2001




================================================================================

--------------------------------------------------------------------------------
RESULTS OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)
--------------------------------------------------------------------------------

On April 28, 2000, the Annual Meeting of Shareholders of The Portugal Fund, Inc. (the "Fund") was held and the following matters were voted upon:

     (1)  To elect two directors to the Board of Directors of the Fund.

        NAME OF DIRECTOR             FOR         WITHHELD        NON-VOTES
        ----------------             ---         --------        ---------
        Scott B. Rogers            3,571,592      326,425         819,299
        Glenn W. Wilcox, Sr.       3,573,266      324,751         819,299

In addition to the directors elected at the meeting, William A. Clark and Andrew
A. Strauss were appointed by other Board members to serve on the Board until the next Annual Meeting of Shareholders. Ralph W. Bradshaw continues to serve as a director to the Fund.

     (2) To ratify the selection of PricewaterhouseCoopers LLP as independent public accountants for the year ending December 31, 2000.

        FOR                          AGAINST     ABSTAIN         NON-VOTES
        ---                          -------     -------         ---------
      3,856,625                      30,366       11,026          819,299

On December 15, 2000, a Special Meeting of Stockholders of The Portugal Fund, Inc. was held and the following matters were voted upon:

     (1) To elect two Class I Directors for the Fund to hold office until their successors are duly elected and qualified.

        NAME OF DIRECTOR             FOR         WITHHELD        NON-VOTES
        ----------------             ---         --------        ---------
        William A. Clark          2,261,625      223,414         1,987,377
        Andrew A. Strauss         2,245,226      239,813         1,987,377

     (2) To approve certain modifications to the Fund's investment objective, strategies and policies, which if approved will have the effect of broadening the scope of the Fund's investment strategies from one of investing primarily in "Portuguese securities", to one of investing primarily in "the securities of U.S. and non-U.S. issuers."

        FOR                          AGAINST     WITHHELD        NON-VOTES
        ---                          -------     --------        ---------
     2,214,452                       257,679      12,908         1,987,377


================================================================================

--------------------------------------------------------------------------------
TAX INFORMATION (unaudited)
--------------------------------------------------------------------------------


The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Fund's year end (December 31, 2000) as to the U.S. federal tax status of dividends and distributions received by the Fund's shareholders in respect of such year. Of the $0.26 per share distribution paid in respect of such year, $0.06 was derived from ordinary income (of which $0.0008 per share represents net investment income and $0.0592 represents net realized short-term capital gains) and $0.20 was derived from net realized long-term capital gains. There were no distributions which qualified for the dividend received deduction available to corporate shareholders.

The Fund has elected not to pass through foreign taxes paid by the Fund to its shareholders under Section 853. This information is given to meet certain requirements of the Internal Revenue Code of 1986, as amended. Shareholders should refer to their Form 1099-DIV to determine the amounts includable on their respective tax returns for 2000.

Notification for calendar year 2000 was mailed in January 2001. The notification along with Form 1099-DIV reflects the amount to be used by calendar year taxpayers on their U.S. federal income tax returns.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their distribution. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, distributions received by tax exempt recipients (e.g., IRA's and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403 (b)
(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.




================================================================================

--------------------------------------------------------------------------------
DESCRIPTION OF AMENDED AND RESTATED DIVIDEND REINSVESTMENT PLAN (UNAUDITED)
--------------------------------------------------------------------------------


Shareholders who have shares registered directly in their own names automatically participate in the Fund's Reinvestment Plan, unless and until an election is made to withdraw from the Reinvestment Plan on behalf of such participating shareholders. Shareholders who do not wish to have distributions automatically reinvested should inform Fleet National Bank (c/o EquiServe) (the "Agent") P.O. Box 43010, Providence, RI 02940-3010. Under the Reinvestment Plan, all of the Fund's dividends and other distributions to shareholders are reinvested in full and fractional Shares as described below. A shareholder that owns Shares registered in his/her broker's or nominee name, and whose broker does not provide facilities for a dividend reinvestment program, may be required to have his/her Shares registered in his/her own name in order to participate in the Reinvestment Plan. Shareholders whose Shares are held in the name of the broker or nominee should consult their brokers as to how to accomplish dividend reinvestment.

Whenever the Fund declares an income dividend or a capital gain or other distribution (collectively "Dividends") in additional unissued but authorized Shares ("Newly Issues Shares"), all Shareholders (including non-participants in the Reinvestment Plan) will receive Newly Issued Shares. In either instance, the Shares received by Reinvestment Plan participants will be acquired by the Agent for the participant's account, depending on the circumstances described below, either (i) through receipt of Newly Issued Shares or (ii) by the purchase of outstanding Shares on the open market ("Open-Market Purchases") on the NYSE or elsewhere. Open-Market Purchases will be made only if the Fund declares a Dividend and the Board of Directors authorizes such Open-Market Purchases.

If, on the payment date for a Dividend, the Net Asset Value (the "NAV") per share is equal to or less than the market price per share plus estimated brokerage commissions (such condition being referred to herein as "Market Premium"), the Agent will purchase Newly Issued Shares from the Fund on behalf of the Reinvestment Plan participant at a price per share equal to the greater of the NAV or 95% of the then current market price per share. This discount from the current price reflects savings in underwriting and other costs that the Fund would otherwise incur to raise additional capital.

If, on the payment date for a Dividend authorized for an Open-Market Purchase, the NAV per share is greater than the market price per share (such condition being referred to herein as "Market Discount"), the Agent will endeavor to invest the Dividend amount in shares acquired on behalf of the participants in Open-Market Purchases. In the event of a Market Discount on the payment date, the Agent will have up to 30 days after the payment date to invest the Dividend amount in shares acquired in Open-Market Purchases.

Registered shareholders who acquire their shares through Open-Market Purchases and who do not wish to have their Dividends automatically reinvested should so notify the Fund in writing. If a Shareholder has not elected to receive cash Dividends and the Agent does not receive notice of an election to receive cash Dividends prior to the record date of any Dividend, the shareholder will automatically receive such Dividends in additional Shares.

Participants in the Reinvestment Plan may withdraw from the Reinvestment Plan by providing written notice to the Agent at least 30 days prior to the applicable Dividend payment date. When a participant withdraws from the Reinvestment Plan, or upon termination of the Reinvestment Plan as provided below, certificates for whole shares credited to his/her account under the Reinvestment Plan will, upon request, be issued. Whether or not a participant requests that certificates for whole shares be issued, a cash payment will be made for any fraction of a Share credited to such account.


================================================================================

--------------------------------------------------------------------------------
DESCRIPTION OF AMENDED AND RESTATED DIVIDEND REINSVESTMENT PLAN (UNAUDITED)
                                                                     (CONTINUED)
--------------------------------------------------------------------------------


The Agent will maintain all shareholder accounts in the Reinvestment Plan and furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. The Agent will hold shares in the account of each Reinvestment Plan participant in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Reinvestment Plan. Each participant, nevertheless, has the right to receive certificates for whole shares owned. The Agent will distribute all proxy solicitation materials to participating shareholders.

In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners participating in the Reinvestment Plan, the Agent will administer the Reinvestment Plan on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount of shares registered in the Shareholder's name and held for the account of beneficial owners participating in the Reinvestment Plan.

There will be no charge to participants for reinvesting Dividends other than their share of brokerage commissions as discussed below. The Agent's fees for administering the Reinvestment Plan and handling the reinvestment of Dividends will be paid by the Fund. Each participant's account will be charged a pro-rata share of brokerage commissions incurred with respect to the Agent's Open-Market Purchases in connection with the reinvestment of Dividends. Brokerage charges for purchasing small amounts of shares for individual accounts through the Reinvestment Plan are expected to be less than the usual brokerage charges for such transactions because the Agent will be purchasing shares for all the participants in blocks and prorating the lower commission that may be attainable.

The automatic reinvestment of Dividends will not relieve participants of any income tax that may be payable on such Dividends. Participants who receive shares pursuant to the Reinvestment Plan as described above will recognize taxable income in the amount of the fair market value of those shares. In the case of non-U.S. participants whose Dividends are subject to U.S. income tax withholding and in the case of participants subject to 31% federal backup withholding, the Agent will reinvest Dividends after deduction of the amount required to be withheld.

The Fund reserves the right to amend or terminate the Reinvestment Plan by written notice to participants. All correspondence concerning the Reinvestment Plan should be directed to the Agent at the address referred to in the first paragraph of this section.



================================================================================

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SUMMARY OF GENERAL INFORMATION
--------------------------------------------------------------------------------

The Fund -- Progressive Return Fund, Inc. is a closed-end, diversified management investment company whose shares trade on the New York Stock Exchange. Its investment objective is to seek total return, consisting of capital appreciation and current income through investing primarily all in equity securities of U.S. and non-U.S. companies and U.S. dollar denominated debt securities. At the Fund's Board of Directors meeting held on October 26, 2000, the Board approved to adopt a proposal authorizing the internal management of the Fund's portfolio securities by Messrs. Bradshaw and Clark, both Directors of the Fund. Such proposal was approved by the Fund's stockholders at a Special Shareholder Meeting held on December 15, 2000. Both Directors have over 25 years of combined experience between them in the financial services and asset management industries.


--------------------------------------------------------------------------------
SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

The market price is published in: The New York Times (daily) under the designation "ProgRetFd" and The Wall Street Journal (daily), and Barron's (each Monday) under the designation "PrgrssvRetFd". The Fund's New York Stock Exchange trading symbol is PGF. Weekly comparative net asset value (NAV) and market price information about Progressive Return Fund, Inc.'s shares are published each Sunday in The New York Times and each Monday in The Wall Street Journal and Barron's, as well as other newspapers, in a table called "Closed-End Funds."
















--------------------------------------------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that Progressive Return Fund, Inc. may from time to time purchase shares of its capital stock in the open market.
--------------------------------------------------------------------------------



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                                                                              21

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DIRECTORS AND OFFICERS
Ralph W. Bradshaw                               Chairman of the Board of
                                                Directors and President
Thomas H. Lenagh                                Director
Edwin Meese, III                                Director
Scott B. Rogers                                 Director
Andrew A. Strauss                               Director
Glenn W. Wilcox, Sr.                            Director
Gary A. Bentz                                   Vice President
                                                  and Treasurer
Thomas R. Westle                                Secretary

ADMINISTRATOR                                   SHAREHOLDER SERVICING AGENT
Bear Stearns Funds Management Inc.              Fleet National Bank
575 Lexington Avenue                            (c/o EquiServe)
New York, NY 10022                              P.O. Box 43010
                                                Providence, RI 02940-3010

CUSTODIAN                                       INDEPENDENT ACCOUNTANTS
Brown Brothers Harriman & Co.                   PricewaterhouseCoopers LLP
40 Water Street                                 Two Commerce Square
Boston, MA 02109                                Suite 1700
                                                2001 Market Street
LEGAL COUNSEL                                   Philadelphia, PA 19103
Spitzer & Feldman P.C.
405 Park Avenue
New York, NY 10022

EXECUTIVE OFFICES
575 Lexington Avenue
New York, NY 10022
(212) 272-2093

For shareholder inquiries, registered shareholders should call (800) 730-6001. For general inquiries, please call (212) 272-2093.









                                      PGF
                                     LISTED
                                    NYSE(r)










This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

3912-AR-01

                         PROGRESSIVE RETURN FUND, INC.



                                                                      3912-AR-01